UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	April 28, 2005

                    Journal Communications, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-31805	20-0020198
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

     333 West State Street, Milwaukee, Wisconsin 53203
(Address of principal executive offices, including zip code)

                    (414) 224-2616
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        On February 10, 2005, the Company filed a Current Report on Form 8-K relating to the February 8, 2005 election of Mr. Jonathan Newcomb and Ms. Jeannette Tully to the Board of Directors of the Company (the “Board”). As of that date, Mr. Newcomb and Ms. Tully had not been named to serve on any committee of the Board.

        On April 28, 2005, the Board appointed Mr. Newcomb to serve as a member of the Audit Committee of the Board, and also appointed Ms. Tully to serve as a member of the Compensation Committee of the Board.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

        On April 28, 2005, the Board approved the Amendment and Restatement of the Company’s Articles of Incorporation (the “Amended and Restated Articles”). The Amended and Restated Articles contain amendments related to the combination of the class B-1 common stock of the Company, par value $.01 per share, and the class B-2 common stock of the Company, par value $.01 per share, into a single class of class B common stock of the Company, par value $.01 per share (the “Class B Stock”). These amendments did not require shareholder action. The Amended and Restated Articles were filed with the Wisconsin Department of Financial Institutions on April 28, 2005 and are filed herewith as Exhibit 3.2.

        A description of the Class B Stock is contained in the Company’s Registration Statement on Form S-1 (File No. 333-105210), filed with the Securities and Exchange Commission on May 14, 2003, as amended, including any form of prospectus contained therein filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “S-1 Registration Statement”). The description of the Class B Stock contained in the S-1 Registration Statement under “Description of Capital Stock” is incorporated in this Item 5.03 by reference.

        Effective upon the election of the slate of director-nominees at the Company’s 2005 Annual Meeting of Shareholders, the Board approved an amendment to Section 3.01 of Article III of the Company’s Bylaws, as amended, to decrease the size of the Board from nine directors to eight directors, divided into three classes consisting of two, three and three directors. The text of the amended Bylaw is filed herewith as Exhibit 3.3 and the full text of the Bylaws, as amended, is filed herewith as Exhibit 3.4.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOURNAL COMMUNICATIONS, INC.
Date: April 28, 2005	By: /s/ Mary Hill Leahy
Mary Hill Leahy
Senior Vice President and General Counsel

JOURNAL COMMUNICATIONS, INC.

EXHIBIT INDEX TO FORM 8-K
Report Dated April 28, 2005

Exhibit No.

(3.1)	Amendment to the Articles of Incorporation of Journal Communications, Inc., as amended.

(3.2)	Amended and Restated Articles of Incorporation of Journal Communications, Inc.

(3.3)	Amendment to the Bylaws of Journal Communications, Inc.

(3.4)	Bylaws of Journal Communications, Inc., as amended.

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